UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 10, 2013

DUKE ENERGY CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-32853	20-2777218
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

550 South Tryon Street, Charlotte, North Carolina 28202

(Address of Principal Executive Offices, including Zip Code)

(704) 382-3853

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.                                          Other Events.

On June 10, 2013, Duke Energy Corporation (the “Company”) entered into an underwriting agreement, dated as of August 13, 2012 (the “Underwriting Agreement”), with Goldman, Sachs & Co., Mizuho Securities USA Inc. and RBC Capital Markets, LLC, as representatives of the several underwriters named therein (the “Underwriters”), pursuant to which the Company agreed to issue and sell to the Underwriters $500,000,000 aggregate principal amount of the Company’s 2.10% Senior Notes due 2018 (the “Securities”).  The Securities will be issued pursuant to an Indenture, dated as of June 3, 2008 (the “Indenture”), by and between the Company and The Bank of New York Mellon Trust Company, N.A., as trustee (the “Trustee”), as amended and supplemented by various supplemental indentures thereto, including the Ninth Supplemental Indenture, dated as of June 13, 2013 (the “Ninth Supplemental Indenture”), between the Company and the Trustee, relating to the Securities.  The disclosure in this Item 8.01 is qualified in its entirety by the provisions of the Indenture, the Ninth Supplemental Indenture, which is filed as Exhibit 4.1 hereto, and the Underwriting Agreement, which is filed as Exhibit 99.1 hereto.  Such exhibits are incorporated herein by reference.  Also, in connection with the issuance and sale of the Securities, the Company is filing a legal opinion regarding the validity of the Securities as Exhibit 5.1 to this Form 8-K for the purpose of incorporating the opinion into the Company’s Registration Statement No. 333-169633.

Item 9.01.                                          Financial Statements and Exhibits.

(d)           Exhibits

Exhibit	Description

Exhibit 4.1	Ninth Supplemental Indenture, dated as of June 13, 2013, to the Indenture, dated as of June 3, 2008, between the Company and The Bank of New York Mellon Trust Company, N.A., as Trustee

Exhibit 5.1	Opinion regarding validity of the Securities

Exhibit 23.1	Consent (included as part of Exhibit 5.1)

Exhibit 99.1

Underwriting Agreement, dated as of June 10, 2013, between the Company and Goldman, Sachs & Co., Mizuho Securities USA Inc. and RBC Capital Markets, LLC, as representatives of the several underwriters named therein

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DUKE ENERGY CORPORATION
Date: June 13, 2013

	By:	/s/ Robert T. Lucas III, Esq.
		Name:	Robert T. Lucas III, Esq.
		Title:	Deputy General Counsel and
Assistant Corporate Secretary

EXHIBIT INDEX

Exhibit	Description

Exhibit 4.1	Ninth Supplemental Indenture, dated as of June 13, 2013, to the Indenture, dated as of June 3, 2008, between the Company and The Bank of New York Mellon Trust Company, N.A., as Trustee

Exhibit 5.1	Opinion regarding validity of the Securities

Exhibit 23.1	Consent (included as part of Exhibit 5.1)

Exhibit 99.1

Underwriting Agreement, dated as of June 10, 2013, between the Company and Goldman, Sachs & Co., Mizuho Securities USA Inc. and RBC Capital Markets, LLC, as representatives of the several underwriters named therein